UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2021

CF ACQUISITION CORP. IV
(Exact name of registrant as specified in its charter)

Delaware	001-39824	85-1042073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFIVU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	CFIV	The Nasdaq Stock Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFIVW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies (“SPACs”) such as CF Acquisition Corp. IV (the “Company”). The Staff Statement reflected the Staff’s view that in many cases, warrants issued by SPACs should be classified as liabilities for accounting purposes, rather than as components of equity, unless certain conditions are met.

On May 14, 2021, the Company’s audit committee (the “Audit Committee”), based on the recommendation of, and after consultation with, the Company’s management, and as discussed with its Independent Registered Public Accounting Firm, concluded that the Company’s financial statements for the year ended December 31, 2020 (the “Non-Reliance Period”), as reported in the Company’s Annual Report on Form 10-K filed on March 31, 2021, should no longer be relied upon due to the misclassification of the Company’s outstanding warrants and the securities issuable under the forward purchase contract with the Company’s sponsor (the “FPS”) as components of equity instead of as liabilities. Similarly, the Report of Independent Registered Public Accounting Firm dated March 31, 2021 on the financial statements as of December 31, 2020 and for the year ended December 31, 2020, and any communications describing relevant portions of the Company’s financial statements for the Non-Reliance Period should no longer be relied upon.

As a result, the Company will restate its historical financial results for the Non-Reliance Period to reflect the classification of warrants and the FPS as liabilities (the “Restatement”). The Company is filing an amendment to the Annual Report on Form 10-K for the year ended December 31, 2020 to reflect the Restatement contemporaneously with the filing of this Current Report on Form 8-K.

The Company’s prior accounting treatment of the warrants and FPS as components of equity instead of as liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02 with the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF ACQUISITION CORP. IV

By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chief Executive Officer

Dated: May 14, 2021

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